Exhibit 99.2

Bank of America, N.A. Banc of America Bridge LLC Banc of America Securities LLC 9 West 57th Street New York, NY 10019	Credit Suisse Credit Suisse Securities (USA) LLC Eleven Madison Avenue New York, NY 10010	Morgan Stanley Senior Funding, Inc. 1585 Broadway New York, NY 10036	Lehman Brothers Inc. Lehman Brothers Commercial Bank Lehman Commercial Paper Inc. 745 Seventh Avenue New York, NY 10019

CONFIDENTIAL

July 22, 2007

RAM Holdings, Inc.
c/o Cerberus Capital Management, L.P.
299 Park Avenue
New York, NY 10171

Attention: _______________

Re:	Project Ram Commitment Letter $2,500,000,000 Senior First Lien Facilities $2,350,000,000 Secured Bridge Facility $l,650,000,000 Unsecured Bridge Facility

Ladies and Gentlemen:

          You have advised Bank of America, N.A. (“Bank of America”), Banc of America Bridge LLC (“Banc of America Bridge”), Banc of America Securities LLC (“BAS”), Credit Suisse (“CS”), Credit Suisse Securities (USA) LLC (“CS Securities” and, together with CS and their respective affiliates, “Credit Suisse”), Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), Lehman Brothers Commercial Bank (“LBCB”), Lehman Commercial Paper Inc. (“LCPI”), and Lehman Brothers Inc. (“LBI” and together with Bank of America, Banc of America Bridge, BAS, CS, CS Securities, LBCB and LCPI, “we” or “us”) that Cerberus Capital Management, L.P. and certain of its affiliates (the “Sponsor”) and other equity investors (collectively, the “Equity Investors”) have formed or intend to form a new holding company (“Holdings”), which in turn will directly own all of the equity interests of a new acquisition vehicle (“MergerCo”), which will merge into United Rentals, Inc. a Delaware corporation (the “Acquired Company”), with the Acquired Company as the surviving entity, pursuant to the Merger Agreement dated as of July 22, 2007, among RAM Holdings, Inc., RAM Acquisition Corp. and United Rentals, Inc. and other related documentation (the “Merger Agreement”). Under the Merger Agreement, the Acquired Company’s existing shareholders would receive consideration of $34.50 per share, or approximately $4 billion in the aggregate. The transactions contemplated by the Merger Agreement are referred to herein as the “Acquisition”, and the date the Acquisition is consummated is hereinafter referred to as the “Closing Date”. United Rentals (North America), Inc., a Delaware corporation and a wholly owned subsidiary of the Acquired Company, shall be the borrower (the “Borrower”) for each of the Facilities (as defined below).

          You have also advised us that you intend to finance the Acquisition, the repayment of existing indebtedness of the Acquired Company, and the costs and expenses of the Transactions (as defined below) and to provide for the ongoing working capital requirements of the Acquired Company, with the following:

          (a) senior secured credit facilities of $2,500,000,000 to the Borrower consisting of (i) a senior secured revolving credit facility of $1,500,000,000 (the “Revolving Credit Facility”), of which approximately $550,000,000 will be drawn on the Closing Date, and (ii) a senior secured term loan facility of $1,000,000,000 (the “Term Loan Facility”, and, together with the Revolving Credit Facility, the “Senior First Lien Facilities”), each as described in the Summary of Principal Terms and Conditions attached hereto as Annex I (the “Senior Facilities Term Sheet”);

          (b) the issuance by the Borrower of $2,350,000,000 aggregate principal amount of secured second lien fixed and/or floating rate notes (the “Secured Securities”) or, in the event the Secured Securities are not issued at the time the Transactions are consummated, borrowings by the Borrower of $2,350,000,000 under a secured second lien credit facility (the “Secured Bridge Facility”) as described in the Summary of Principal Terms and Conditions attached hereto as Annex II (the “Secured Bridge Term Sheet”);

          (c) the issuance by the Borrower of $l,650,000,000 aggregate principal amount of unsecured fixed and/or floating rate senior notes (the “Unsecured Securities” and, together with the Secured Securities, the “Securities”) or, in the event the Unsecured Securities are not issued at the time the Transactions are consummated, borrowings by the Borrower of $l,650,000,000 under a senior unsecured credit facility (the “Unsecured Bridge Facility” and, together with the Secured Bridge Facility, the “Bridge Facilities”; the Bridge Facilities together with the Senior First Lien Facilities, the “Facilities”) as described in the Summary of Principal Terms and Conditions attached hereto as Annex III (the “Unsecured Bridge Term Sheet” and, together with the Secured Bridge Term Sheet and the Senior Facilities Term Sheet, the “Term Sheets”); and

          (d) common or preferred equity investments (with terms reasonably satisfactory to us in the case of a preferred investment) in cash by the Equity Investors in Holdings, which in turn will contribute such amounts to the common equity of MergerCo, (such contributions, collectively, the “Equity Contribution”), in an aggregate amount equal to not less than 20% of the total pro forma capitalization of the Acquired Company after giving effect to the Transactions.

As used herein, the term “Transactions” means, collectively, the Acquisition, the borrowings under the Senior First Lien Facilities, the issuance of the Securities or the borrowings under the Bridge Facilities (as applicable), the Equity Contribution, the repayment of existing indebtedness of the Acquired Company, and the payments of fees, commissions and expenses in connection with each of the foregoing. As more fully set forth on the attached Term Sheets the amount to be borrowed under the Revolving Credit Faculty may be reduced, and the amount of Bridge loans or Securities correspondingly increased, in certain circumstances.

          In addition, at your request, the Arrangers (as defined below) and LBI have delivered to you a separate engagement letter dated the date hereof (the “Engagement Letter”) setting forth, among other things, the terms on which the Arrangers and LBI have, in response to your request, proposed terms for its affiliates to act as bookrunning managers, initial purchasers and placement agents for (i) the Securities or (ii) if the Bridge Facilities are funded on the Closing Date, the issuance or sale of any similar debt securities for the purpose of refinancing all or a portion of the outstanding amounts under the Bridge Facilities (including any exchange notes issued in connection therewith) (the “Take-Out Financing”).

          1. Commitments.

          You have requested that Bank of America, Banc of America Bridge, Credit Suisse, Morgan Stanley, and LBCB and/or LCPI (the “Lehman Parties”) commit to provide the Facilities.

          Each of Bank of America, Credit Suisse, Morgan Stanley and the Lehman Parties is pleased to advise you of its commitment severally to provide to the Borrower the portion of the principal amount of the Senior First Lien Facilities set forth below (the “Secured Commitments”), in each case upon the terms and subject to the conditions set forth in this Commitment Letter and in the Senior Facilities Term Sheet and the Conditions Annex attached as Annex IV hereto (the “Conditions Annex”): each of Bank of America, Credit Suisse, and Morgan Stanley committing severally to provide 28-1/3%, and the Lehman Parties committing to provide 15%.

          Each of Banc of America Bridge, Credit Suisse, Morgan Stanley and the Lehman Parties are pleased to advise you of its commitment severally to provide to the Borrower the portion of the principal amount of each of the Bridge Facilities set forth below (the “Bridge Commitments” and, together with the Secured Commitments, the “Commitments”), in each case upon the terms and subject to the conditions set forth in this Commitment Letter, the Bridge Term Sheets and the Conditions Annex: each of Banc of America Bridge, Credit Suisse, and Morgan Stanley committing severally to provide 28-1/3%, and the Lehman Parties committing to provide 15%.

          It is agreed that BAS, CS Securities, Morgan Stanley and LBI will act as the lead bookrunners and BAS, CS Securities and Morgan Stanley will act as the lead arrangers (in such capacity, the “Arrangers”) for a syndicate of financial institutions and other entities reasonably acceptable to the Sponsor and you (such financial institutions and other entities committing to the Senior First Lien Facilities, including Bank of America, Credit Suisse, Morgan Stanley and the Lehman Parties, the “Bank Lenders”; such financial institutions and other entities committing to the Bridge Facilities, including Banc of America Bridge, Credit Suisse, Morgan Stanley, and the Lehman Parties, the “Bridge Lenders”; and the Bridge Lenders together with the Bank Lenders, the “Lenders”). It is also agreed that ______________ will act as the sole and exclusive administrative agent (in such capacity, the “Administrative Agent”) for each of the Senior First Lien Facilities and the Bridge Facilities, respectively.

          2. Conditions to Commitments. The Commitments of Bank of America, Banc of America Bridge, Credit Suisse, Morgan Stanley the Lehman Parties, and the other Lenders and the undertakings of the Arrangers and LBI hereunder are subject to:

          (a) your written acceptance, and compliance with the terms and conditions, of a letter dated the date hereof from us to you (the “Fee Letter”) pursuant to which you agree to pay, or cause to be paid, to us certain fees and expenses and to fulfill certain other obligations in connection with the Facilities to the extent that you have accepted this Commitment Letter with respect to such Facilities, and your compliance in all material respects with the terms and conditions of this Commitment Letter;

          (b) our being satisfied that, after the date hereof and until the earlier of (i) completion of a Successful Syndication (as defined in the Fee Letter) of the Facilities and (ii) 90 days after the Closing Date, none of the Borrower, Holdings or the Acquired Company nor any of

their respective parents or subsidiaries shall have announced, arranged, syndicated or issued any debt financing without our prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), other than the Facilities and the Securities, if such issuance would reasonably be expected to have a material adverse effect on the syndication of the Facilities; provided that such restriction shall not apply to the Sponsor or any of its portfolio companies or purchase money financing of equipment inventory, borrowings under existing credit facilities or other ordinary course indebtedness of the Acquired Company, or any subsidiary of the foregoing;

(c) since December 31, 2006 there not having occurred any Material Adverse Effect (as defined in the Merger Agreement);

          (d) the negotiation, execution and delivery of definitive documentation (including an intercreditor agreement) with respect to the Facilities setting forth the terms contained in this Commitment Letter and the Term Sheets and other mutually acceptable terms and conditions not inconsistent with this Commitment Letter and the Term Sheets; and

(e) the satisfaction of the conditions described in the Conditions Annex.

                    Nothing in this Commitment Letter, the Fee Letter, the definitive documentation for the Facilities or any other letter agreement or other undertaking concerning the financing of the Transaction to the contrary, (i) the only representations relating to the Acquired Company, its subsidiaries and their businesses the making of which shall be a condition to availability of the Facilities on the Closing Date shall be (A) such of the representations made by the Acquired Company and its affiliated entities parties to the Merger Agreement in the Merger Agreement as are material to the interests of the Lenders, but only to the extent that you have the right to terminate your obligations under the Merger Agreement as a result of a breach of such representations in the Merger Agreement (determined without regard to whether any notice is required to be delivered by you) and (B) the Specified Representations (as defined below) and subject, with respect to any collateral, to the limitations set forth in Conditions Annex and (ii) the terms of the definitive documentation for the Facilities shall be in a form such that they do not impair the availability of the Facilities on the Closing Date if the conditions set forth herein and the Conditions Annex are satisfied. For purposes hereof, “Specified Representations” means the representations and warranties set forth in the Term Sheets relating to authorization, organization, corporate power and authority, the execution, delivery and enforceability of the definitive documentation for the Facilities, Federal Reserve margin regulations, the Investment Company Act, and (except as provided in paragraph 5 of the Conditions Annex) the validity, priority and perfection of security interest in the collateral.

          3. Syndication.

          (a) The Arrangers reserve the right, prior to and after the Closing Date, in consultation with you, to syndicate all or a portion of their commitments to Lenders, and you agree to provide the Arrangers with a period of at least 21 days (which period shall not include any day from and including August 15, 2007 through and including September 4, 2007) following the launch of the general syndication of the Facilities and immediately prior to the Closing Date to syndicate the Facilities. You agree to use commercially reasonable efforts to assist us in achieving a Successful Syndication (it being understood and agreed that the completion of any syndication of the Facilities shall not be a condition precedent to our commitments hereunder). To assist us in our syndication efforts, you agree to take commercially reasonable steps, upon our request, to (i) provide, and cause your affiliates, advisors, the Sponsor and, to the extent possible using your commercially reasonable efforts, the Acquired Company to provide, to the

Arrangers and each of the Lenders all information reasonably requested to complete a Successful Syndication, (ii) assist, and cause your affiliates, advisors, the Sponsor and, to the extent possible using your commercially reasonable efforts, the Acquired Company to assist, the Arrangers in the preparation of one or more confidential information memoranda and other marketing materials to be used in connection with the syndication to be completed at least 21 days prior to the Closing Date, (iii) make available (including at one or more meetings of prospective Lenders) your representatives, representatives of the Sponsor and, to the extent possible using your commercially reasonable efforts, representatives of the Acquired Company on reasonable prior notice and at reasonable times and places, and (iv) use your commercially reasonable efforts to obtain ratings for the Facilities from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), and your using commercially reasonable efforts to obtain a corporate rating from S&P and a corporate family rating from Moody’s, in each case in respect of the Borrower and prior to the launch of the syndication.

          (b) The Arrangers and/or one or more of their respective affiliates will exclusively manage all aspects of the syndication of the Facilities (in consultation with you and the Sponsor), including decisions as to the selection and number of potential Lenders to be approached, when they will be approached, whose commitments will be accepted (subject to the Sponsor’s acceptance of such Lenders), when they will participate and the final allocations of the commitments and any related fees among the Lenders, and the Arrangers will exclusively perform all functions and exercise all authority as is customarily performed and exercised in such capacities. Any agent or arranger or other titles or roles awarded to other Lenders are subject to the Arrangers’ prior written approval. You agree that no Lender will receive compensation outside the terms contained herein and in the Fee Letter in order to obtain its commitment to participate in the Facilities and that the Arrangers shall have sole discretion with respect to the allocation and distribution of fees among the Lenders. Neither you nor the Sponsor, the Borrower or the Acquired Company shall be obligated to pay any fees in connection with the syndication of the Facilities in addition to those fees expressly contemplated in the Fee Letter. Notwithstanding our right to syndicate the Facilities and to receive commitments with respect thereto, we may not assign all of any portion of our commitments for the Facilities, and shall not be relieved of our obligations hereunder, until the closing and initial funding of the Facilities.

          4. Information.

          (a) You hereby represent and warrant that (i) to the best of your knowledge, all information (other than the Projections, as defined below, and matters relating to the forward looking portion of financial models and projections and forward looking information of a general economic or industry-specific nature) concerning Holdings, the Acquired Company and their respective subsidiaries and the Transactions (the “Information”) that has been or will be made available to the Lenders by you, the Acquired Company, the Sponsor or any of your representatives or affiliates, taken as a whole, is, or will be when furnished, complete and correct in all material respects as of the date furnished and does not, or will not when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made, and (ii) all financial projections and forward-looking statements concerning Holdings, the Acquired Company and their respective subsidiaries that have been or will be made available to the Lenders by you, the Sponsor, the Acquired Company or any of your or their respective representatives or affiliates (the “Projections”) have been or will be prepared in good faith based upon assumptions believed in good faith to be reasonable at the time they were made (it being understood that projections are, by their nature, inherently uncertain and actual results may vary materially from the Projections). You agree to supplement, or cause to be supplemented, the Information and the Projections from time to time until the later of (i) the Closing Date or (ii) Successful Syndication so that the conditions and representations and warranties contained in the preceding sentence would not be materially incorrect. In syndicating the Facilities, we will be entitled to use and rely on the Information and the Projections without responsibility for independent check or verification thereof.

          (b) You acknowledge that (i) BAS, Bank of America, CS, CS Securities, Morgan Stanley, LBI, LBCB and/or LCPI on your behalf will make available Information to the proposed syndicate of Lenders by posting the Information on Synd Trak, IntraLinks or another similar electronic system and (ii) certain prospective Lenders (such Lenders, “Public Lenders”; and all other Lenders “Private Lenders”) may have personnel that do not wish to receive material non-public information (within the meaning of the United States federal securities laws, “MNPI”) with respect to the Acquired Company, its affiliates or any other entity, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such entities’ securities. If requested, you will assist us in preparing an additional version of the Information not containing MNPI (the “Public Information Materials”) to be distributed to prospective Public Lenders. In addition, at our request, you shall identify Public Information Materials by clearly and conspicuously marking the same as “PUBLIC”.

          It is understood that, in connection with the assistance described above, authorization letters will be included in any confidential information memorandum that authorizes the distribution of such confidential information memorandum to prospective Lenders, contains a representation to the Arrangers that the version of such confidential information memorandum to be distributed to prospective Public Lenders does not contain MNPI, and exculpates you, the Sponsor, the Acquired Company and us with respect to any liability related to the use of the contents of such confidential information memorandum or any related marketing material by the recipients thereof.

          You agree that BAS, Bank of America, CS, CS Securities, Morgan Stanley, LBI, LBCB and/or LCPI on your behalf may distribute the following documents to all prospective Lenders, unless you advise BAS, Bank of America, CS, CS Securities, Morgan Stanley, LBI, LBCB, and/or LCPI in writing (including by email) within a reasonable time prior to their intended distributions that such material should only be distributed to prospective Private Lenders: (a) administrative materials for prospective Lenders such as lender meeting invitations and funding and closing memoranda, (b) notifications of change to the Facilities’ terms and (c) drafts and final versions of definitive documents with respect to the Facilities. If you advise us that any of the foregoing items should be distributed only to Private Lenders, then BAS, Bank of America, CS, CS Securities and/or Morgan Stanley will not distribute such materials to Public Lenders without further discussions with you. You agree (whether or not any Information Materials are marked “PUBLIC”) that Information Materials discussed in this paragraph made available to prospective Public Lenders in accordance with this Commitment Letter shall not contain MNPI with respect to you or the Acquired Company.

          5. Indemnification. You hereby agree to indemnify and hold harmless us and each of our affiliates, directors, officers, members, employees, partners, representatives and agents (each, an “Indemnified Party”) from and against any and all actions, suits, losses, claims, damages, liabilities and expenses of any kind or nature, joint or several, to which such Indemnified Party may become subject related to or arising out of (i) any element of the Transactions, including, without limitation, the execution and delivery of this Commitment Letter, the Senior First Lien Documentation or the Bridge Loan Documentation (as defined in the Term Sheets) and the documentation for the Take-Out Financing and the closing of the Transactions, and (ii) the use or the contemplated use of the proceeds of the Facilities and to reimburse any Indemnified Party for all reasonable out-of-pocket expenses (including reasonable fees, expenses and charges of one primary legal counsel (and local counsel, if any)) within thirty (30) days after its demand (accompanied by reasonable supporting documentation) as they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding arising therefrom (and regardless of whether such matter is initiated by a third party or Holdings, the Acquired Company or any of their respective affiliates or shareholders); provided that no Indemnified Party shall have any right to indemnification or reimbursement for any of the foregoing to the extent resulting from its own gross negligence, bad faith or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Notwithstanding any other provision hereof, no party hereto shall be liable for any special, punitive, indirect or consequential damages that may be alleged as a result of this Commitment Letter or any element of the Transactions or in respect of transmission of Informational Materials by Electronic Means or any related transaction or claim, litigation, investigation or proceeding related to any of the foregoing. Upon the execution and delivery of the definitive documentation for the Facilities and the Securities, the provisions thereof relating to indemnification and reimbursement shall supersede the indemnification and reimbursement provisions hereof, and you shall there-upon be released from such indemnification and reimbursement provisions hereof.

          6. Confidentiality. This Commitment Letter, the Fee Letter and the Engagement Letter, together with the contents hereof and thereof, are confidential and may not be disclosed by you or Sponsor in whole or in part to any person or entity without our prior written consent; provided that it is understood and agreed that (a) you may disclose this Commitment Letter, the Fee Letter and the Engagement Letter on a confidential basis to the Sponsor, your accountants, attorneys and other professional advisors retained in connection with the Transactions or as may be compelled in a judicial or administrative proceeding or as otherwise required by law or regulation and (b) you may disclose this Commitment Letter, but not the Fee Letter or the Engagement Letter, (i) on a confidential basis to the Acquired Company and the board of directors, officers, agents and advisors of the Acquired Company in connection with their consideration and consummation of the Transactions, (ii) in any required filings with the Securities and Exchange Commission and other applicable regulatory authorities and stock exchanges and (iii) in any offering materials for the Securities. Prior to the Closing Date, each of us shall have the right to review and approve any public announcement or public filing made by you, the Sponsor, or the Acquired Company or their representatives after the date hereof relating to the Facilities or to each of us in connection therewith, before any such announcement or filing is made (such approval not to be unreasonably withheld or delayed) except to the extent that the content of such announcement or filing is specified by applicable law or regulation.

          7. PATRIOT Act Notification. Each of us hereby notifies you that pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Patriot Act”), we are required to obtain, verify and record information that identifies Holdings, the Acquired Company, the Borrower and the Guarantors in accordance with the Patriot Act. This notice is given in accordance with the requirements of the Patriot Act and is effective as to each Lender.

          8. Other Services. You acknowledge that BAS, Bank of America, Banc of America Bridge, CS, CS Securities, Morgan Stanley, LBI, LBCB, and/or LCPI and their respective affiliates may be providing financing or other services to parties whose interests may conflict with yours. BAS, Bank of America, Banc of America Bridge, CS, CS Securities, Morgan Stanley, LBI, LBCB, and LCPI agree that they will not furnish confidential information obtained from you to any of their other customers (and in the case of Credit Suisse, to the Acquired Company) and that they will treat confidential information relating to you, Holdings, the Acquired Company, the Borrower and your and their respective affiliates with the same degree of care as they treat their own confidential information. BAS, Bank of America, Banc of America Bridge, CS, CS Securities, Morgan Stanley, LBI, LBCB, and LCPI further advise you that they will not make available to you confidential information that they have obtained or may obtain from any other customer. In connection with the services and transactions contemplated hereby, you agree that BAS, Bank of America, Banc of America Bridge, Credit Suisse, Morgan Stanley, LBI. LBCB, and LCPI are permitted to access, use and share with any of their bank or non-bank affiliates, agents, advisors (legal or otherwise) or representatives, any information concerning you, Holdings, the Acquired Company, the Borrower or any of your or their respective affiliates that is or may come into the possession of BAS, Bank of America, Banc of America Bridge, Credit Suisse, Morgan Stanley, LBI, LBCB, and LCPI or any of such affiliates, and each of BAS, Bank of America, Banc of America Bridge, Credit Suisse, Morgan Stanley, LBI, LBCB, and LCPI shall be responsible if such other persons to whom it has furnished such information does not treat such information as confidential.

          In connection with all aspects of each transaction contemplated by this letter, you acknowledge and agree, and acknowledge your affiliates’ understanding, that: (a) (i) the arranging and other services described herein regarding the Facilities are arm’s-length commercial transactions between you and your affiliates, on the one hand, and BAS, Bank of America, Banc of America Bridge, CS, CS Securities, Morgan Stanley, LBI, LBCB, and LCPI on the other hand, (ii) you have consulted your own legal, accounting, regulatory and tax advisors to the extent you have deemed appropriate, and (iii) you are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby; (b) (i) BAS, Bank of America, Banc of America Bridge, CS, CS Securities, Morgan Stanley LBI, LBCB, and LCPI each has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for you, any of your affiliates or any other person or entity and (ii) neither BAS, Bank of America, Banc of America Bridge, CS, CS Securities, Morgan Stanley LBI, LBCB, nor LCPI has any obligation to you or your affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein; and (c) BAS, Bank of America, Banc of America Bridge, CS, CS Securities, Morgan Stanley LBI, LBCB, and LCPI and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from yours and those of your affiliates, and BAS, Bank of America, Banc of America Bridge, CS, CS Securities, Morgan Stanley LBI, LBCB, and LCPI have no obligation to disclose any of such interests to you or your affiliates. To the fullest extent permitted by law, you hereby waive and release any claims that you may have against BAS, Bank of America, Banc of America Bridge, CS, CS Securities, Morgan Stanley, LBI, LBCB, and LCPI and their respective affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated by this Commitment Letter.

          9. Expiration of Commitments. This Commitment Letter and the Commitments and undertakings of the Arrangers, LBI and the Lehman Parties set forth herein shall, in the event this Commitment Letter is accepted by you as provided in the last paragraph hereof, automatically terminate without further action or notice at 5:00 p.m. (Eastern Standard Time) on the day that is six months from the date hereof (the “Expiration Date”), if the Closing Date shall not have occurred by such time.

          10. Survival and Joint and Several Liability of Acquired Company and Guarantors. The sections of this Commitment Letter relating to Indemnification, Confidentiality, Fees, and Other Services shall survive any termination or expiration of this Commitment Letter or the Commitments of Bank of America, Banc of America Bridge, CS, Morgan Stanley and the Lehman Parties or the undertakings of the Arrangers and LBI set forth herein, and the Sections relating to Syndication and Information shall survive until completion of the Successful Syndication of the Facilities, provided that your obligation with respect to the reimbursement and indemnification provision shall automatically terminate and be superseded by the provisions of the definitive documentation for the Facilities upon the execution and delivery thereof.

          11. Governing Law, Etc. This Commitment Letter, including the Term Sheets, and together with the Fee Letter, and, if applicable, the Engagement Letter, embody the entire agreement and understanding among Bank of America, Banc of America Bridge, BAS, Credit Suisse, Morgan Stanley, LBI, LBCB and LCPI and you with respect to the specific matters set forth above and supersede all prior agreements and understandings relating to the subject matter hereof. No party has been authorized by us to make any oral or written statements inconsistent with this Commitment Letter. This Commitment Letter and the Fee Letter shall not be assignable by you without our prior written consent (except to the Acquired Company or any affiliate of the Sponsor newly formed to consummate the Acquisition or successor by way of merger or otherwise), and any purported assignment without such consent shall be void. Any and all of our obligations may be performed, and all rights may be exercised, by or through its affiliates, but such exercise shall not relieve us of its obligations hereunder. This Commitment Letter is intended to be for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto, the Lenders and, with respect to the indemnification provided under the heading “Indemnification,” each Indemnified Party. This Commitment Letter may be executed in separate counterparts and delivery of an executed signature page of this Commitment Letter by facsimile or electronic mail shall be effective as delivery of manually executed counterpart hereof; provided that such facsimile transmission shall be promptly followed by the original thereof, although this Commitment Letter shall remain effective notwithstanding the subsequent failure to deliver such original. This Commitment Letter may only be amended or modified by an agreement in writing signed by each of you and us, and shall remain in full force and effect and not be superseded by any other documentation unless such other documentation is signed by each of you and us and expressly states that this Commitment Letter is superseded thereby. This Commitment Letter shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction will be required thereby. The parties hereby waive any right to trial by jury with respect to any claim or action arising out of this Commitment Letter. The parties hereto hereby submit to the exclusive jurisdiction of the federal and New York State courts located in New York County (and appellate courts thereof) in connection with any dispute related to this Commitment Letter or any of the matters contemplated hereby, and agree that service of any process, summons, notice or document by registered mail addressed to you and us shall be effective service of process against you and us for any suit, action or proceeding relating to any such dispute. The parties hereto irrevocably and unconditionally waive any objection to the laying of such venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. A final judgment in any such suit, action or proceeding brought in any such court may be enforced in any other courts to whose jurisdiction you and us are or may be subject by suit upon judgment.

          BY SIGNING THIS COMMITMENT LETTER, EACH OF THE PARTIES HERETO HEREBY ACKNOWLEDGES AND AGREES THAT (A) EACH BANK LENDER IS OFFERING TO PROVIDE A PORTION OF THE SENIOR FIRST LIEN FACILITIES SEPARATE AND APART FROM EACH BRIDGE LENDER’S OFFER TO PROVIDE A PORTION OF THE BRIDGE FACILITIES AND (B) EACH BRIDGE LENDER IS OFFERING TO PROVIDE A PORTION OF THE BRIDGE FACILITIES SEPARATE AND APART FROM THE OFFER BY EACH BANK LENDER TO PROVIDE A PORTION OF THE SENIOR FIRST LIEN FACILITIES. YOU MAY, AT YOUR OPTION, ELECT TO

ACCEPT THIS COMMITMENT LETTER (AND THE APPLICABLE PROVISIONS OF THE FEE LETTER) WITH RESPECT TO EITHER THE SENIOR FIRST LIEN FACILITIES OR THE BRIDGE FACILITIES OR BOTH.

          If you are in agreement with the foregoing, please indicate acceptance of the terms hereof by signing the enclosed counterpart of this Commitment Letter and returning it to us, together with executed counterpart of the Fee Letter by no later than 5:00 p.m. (Eastern Time) on August 3, 2007. This Commitment Letter, the Commitments of Bank of America, Banc of America Bridge, Credit Suisse, Morgan Stanley and the Lehman Parties and the undertakings of the Arrangers and LBI set forth herein and the agreement of the Arrangers and LBI to provide the services set forth herein, shall automatically terminate at such time without further action or notice unless signed counterparts of this Commitment Letter and the Fee Letter shall have been delivered to us in accordance with the terms of the immediately preceding sentence.

[Signature Pages Follow]

Sincerely,

BANK OF AMERICA, N.A.

By:

Name: Bradford Jones
Title: Managing Director

BANC OF AMERICA BRIDGE LLC

By:

Name: Bradford Jones
Title: Managing Director

BANC OF AMERICA SECURITIES LLC

By:

Name: Bradford Jones
Title: Managing Director

Sincerely,

CREDIT SUISSE SECURITIES (USA) LLC

By

Name: JOSEPH ADIPIETRO
Title: MANAGING DIRECTOR

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By

Name: CASSANDRA DROOGAN
Title: VICE PRESIDENT

By

Name: LAURENCE LAPEYRE
Title: ASSOCIATE

LEHMAN BROTHERS INC.

By

Name: LAURIE B. PERPER
Title: AVP

LEHMAN BROTHERS COMMERCIAL BANK

By

Name: George Janes
Title: Chief Credit Officer

LEHMAN COMMERCIAL PAPER INC.

By

Name: LAURIE B. PERPER
Title: AVP

MORGAN STANLEY SENIOR FUNDING, INC.

By:

Name: John B. McCann
Title: Vice president

The provisions of this Commitment Letter with respect to the Senior First Lien Facilities are accepted and agreed to as of the date first written above:

RAM HOLDINGS, INC.

By:

Name: Steven F. Mayer
Title: President

The provisions of this Commitment Letter with respect to the Bridge Facilities are accepted and agreed to as of the date first written above:

RAM HOLDINGS, INC.

By:

Name: Steven F. Mayer
Title: President

ANNEX IV

CONDITIONS TO CLOSING1

          The commitment of the Lenders under the Commitment Letter with respect to each of the Facilities and the funding of the Facilities are subject to the conditions set forth in the Commitment Letter and satisfaction of each of the conditions precedent set forth below.

          1. The Acquisition and the other Transactions shall be consummated concurrently with the initial funding of the Facilities in accordance with the Merger Agreement and the terms described in the Commitment Letter without waiver or amendment thereof that is material and adverse to the Lenders unless consented to by the Arrangers.

          2. Arrangers shall have received (i) audited annual financial statements for each fiscal year, and interim financial statements for each fiscal quarter (and the comparable period in the prior fiscal year) ending after March 31, 2007 and no later than 45 days prior to the Closing Date, (ii) a pro forma consolidated balance sheet and related statements of income and cash flows for Borrower (the “Pro Forma Financial Statements”), as at the end of and for the latest four-quarter period ending at least 45 days prior to the Closing Date, in each case after giving effect to the Transactions and (iii) forecasts of the financial performance of Borrower and its subsidiaries on a quarterly basis through December 31, 2008 and on an annual basis through December 31, 2014. The Pro Forma Financial Statements shall be prepared on a basis consistent with pro forma financial statements set forth in a registration statement filed with the Securities and Exchange Commission, together with such other adjustments agreed to between Arranger and Sponsor. The public availability of the Acquired Company’s reports on Form 10-K and Form 10-Q for the applicable periods shall satisfy the condition in clause (i) of the first sentence of this paragraph.

          3. The Lenders shall have received all customary opinions, officer’s certificates and similar closing documentation (including Patriot Act and know your customer information) as Arranger shall reasonably request and as are customary for transactions of this type. The Arrangers shall have received (i) a certificate from the chief financial officer of Holdings (a) certifying that Holdings and its subsidiaries, on a consolidated basis after giving effect to the Transactions and the other transactions contemplated hereby, are solvent and (ii) a Borrowing Base Certificate for the month most recently ended prior to the Closing Date.

          4. After giving effect to the Transactions and the other transactions contemplated hereby, Holdings and its’ subsidiaries shall have outstanding no indebtedness or preferred stock other than (a) the loans and other extensions of credit under the Senior First Lien Facilities, (b) the Securities or the loans under the Bridge Facilities and (c) other indebtedness to be agreed upon (including existing notes of the Acquired Company not tendered in the contemplated debt tender offer related thereto, so long as the minimum percentage of such notes required to eliminate all restrictive covenants therein have consented to amendments eliminating such covenants or the covenants in such notes have been defeased).

1          All capitalized terms used but not defined herein shall have the meanings provided in the Commitment Letter (including the annexes attached thereto) to which this Annex IV is attached.

Additional Senior First Lien Facility and Secured Second Lien Bridge Facility Conditions

          In addition, the commitment of the Bank Lenders under the Commitment Letter with respect to the Senior First Lien Facilities and the Secured Second Lien Bridge Facility and the funding thereof are subject to the following additional condition precedent set forth below.

          5. All actions necessary (including obtaining lien and judgment searches and intellectual property searches) (i) to establish that the Collateral Agent under each of the Senior First Lien Facilities and the Secured Second Lien Bridge Facility will have a perfected first priority or second priority, as the case may be, security interest in the collateral shall have been taken and (ii) in connection with real estate collateral, the Borrower will ensure that the relevant secured party shall have received satisfactory mortgages, title insurance policies, surveys and other customary documentation to the extent reasonably requested by it; provided, however, that, (x) with respect to any such collateral the security interest in which may not be perfected by filing of a UCC financing statement or delivery of a physical stock certificate and related stock power if the perfection of the Collateral Agent’s security interest in such collateral may not be accomplished prior to the Closing Date without undue burden or expense, then delivery of documents and instruments for perfection of such security interest shall not constitute a condition precedent to the initial borrowings under the Senior First Lien Facilities or the Secured Second Lien Bridge Facility (although such collateral, to the extent otherwise included in the Borrowing Base, shall be excluded therefrom on the Closing Date) if the Borrower agrees to deliver or cause to be delivered such documents and instruments, and take or cause to be taken such other actions as may be required to perfect such security interests, within a period after the Closing Date reasonably acceptable to the Collateral Agent or (y) with respect any real estate collateral for which the Borrower is unable deliver mortgages, satisfactory title insurance policies, surveys and other customary documentation on or prior to the Closing Date without undue burden or expense, then delivery of such mortgages, policies, surveys and other documentation shall not constitute a condition precedent to the initial borrowings under the Senior First Lien Facilities or the Secured Second Lien Bridge Facility (although such collateral, to the extent otherwise included in the Borrowing Base, shall be excluded therefrom on the Closing Date) if the Borrower agrees to deliver or cause to be delivered such policies, surveys and other documentation within a reasonable period after the Closing Date acceptable to the Collateral Agent.

          6. The Arranger and the Lenders shall have obtained asset appraisals and field examinations with respect to the Senior First Lien Facilities at least 21 days prior to Closing Date.

Additional Bridge Facilities Conditions

          In addition, the commitment of the Bridge Lenders under the Commitment Letter with respect to the Bridge Facilities and the funding of the Bridge Facilities are subject to the following additional condition precedent set forth below.

          7. The Borrower shall have engaged one or more investment banks reasonably acceptable to the Arrangers and LBI (the “Investment Bank”) to place each of the Secured Securities and the Unsecured Securities referred to in the Commitment Letter. The Borrower shall have prepared and delivered to the Investment Bank a complete printed preliminary private placement memorandum for a private placement which contains all financial statements and other data of the type required by Regulation S-X and customarily included for private placements under Rule 144A with respect to each of the Secured Securities and the Unsecured Securities. If any portion of the Secured Securities has been issued, in connection with such issuance, the Investment Bank shall have received a customary comfort letter from the independent accountants for Holdings and the Borrower, and if no portion of the Secured Securities has been issued prior to the Closing Date, the independent accountants for Holdings and the Borrower shall have delivered a draft of a customary comfort letter and shall have agreed that if the Secured Securities were issued on the Closing Date, such comfort letter would be delivered. If any portion of the Unsecured Securities has been issued, in connection with such issuance, the Investment Bank shall have received a customary comfort letter from the independent accountants for Holdings and the Borrower, and if no portion of the Unsecured Securities has been issued prior to the Closing Date, the independent accountants for Holdings and the Borrower shall have delivered a draft of a customary comfort letter and shall have agreed that if the Unsecured Securities were issued on the Closing Date, such comfort letter would be delivered. The Investment Bank shall have had the opportunity to market each of the Secured Securities and the Unsecured Securities for not less than 21 days prior to the Closing Date (which period shall not include any day from and including August 15, 2007 through and including September 4, 2007) unless, in each case, a shorter period is acceptable to the Investment Bank.